Exhibit 99.1

Tidewater Inc. 842 West Sam Houston Parkway North, Suite 400 Houston, TX 77024, USA +1.713.470.5300

Tidewater Reports Results for the Three and Nine Months Ended September 30, 2024

                                  Third Quarter 2024 Highlights

●	Revenue of $340.4 million, an increase of $1.1 million from the prior quarter
●	Average day rate increased to $22,275 per day, $1,145 higher than the prior quarter
●	Net income of $46.4 million and Adjusted EBITDA of $142.6 million
●	Net cash provided by operating activities of $49.1 million and free cash flow of $67.0 million

                              Share Repurchases and 2024 Guidance

●	Repurchased 189,738 shares since the end of the second quarter of 2024 through the end of October for $15.0 million at an average price of $79.06 per share
●	Board approves additional share repurchase authorization of $10.1 million, for a total current outstanding authorized capacity of $42.8 million, the maximum permissible amount under existing debt agreements
●	Updated 2024 revenue guidance to $1.33 to $1.35 billion and 2024 gross margin guidance of 48%

HOUSTON, November 7, 2024 - Tidewater Inc. (NYSE:TDW) announced today revenue for the three and nine months ended September 30, 2024 of $340.4 million and $1,000.8 million, respectively, compared with $299.3 million and $707.3 million, respectively, for the three and nine months ended September 30, 2023. Tidewater's net income for the three and nine months ended September 30, 2024, was $46.4 million ($0.87 per common share) and $143.8 million ($2.70 per common share), respectively, compared with net income of $26.2 million ($0.49 per common share) and $59.5 million ($1.13 per common share), respectively, for the three and nine months ended September 30, 2023.

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “Third quarter revenue of $340.4 million and gross margin of 47.2% came in as expected, with our consolidated average day rate up over 5% to $22,275. In particular, the average day rate and average leading-edge day rates in our large PSV and anchor handler fleets continued to show sequential quarterly improvement. Utilization declined in all of our geographic segments and is principally related to project start-up delays, but also due to higher-than-expected idle time between contracts and days in drydock.

“Cash flow from operations for the first nine months of 2024 was $182.5 million, the best performance Tidewater has seen in 8 years. During the same period the company spent $75.2 million on reducing the number of shares outstanding and $89.0 million on the required amortization of outstanding debt. Our expectation for the next two quarters is that quarterly free cash flow generation will increase. Our ability under our existing debt agreements to repurchase shares will increase substantially in the same time frame and our desire to repurchase shares at current trading levels is very strong. The Board has authorized the maximum permissible amount of share repurchases under our existing debt agreements, and our current unused repurchase capacity is now $42.8 million. The company anticipates share repurchase capacity to increase by close to $100 million in the first quarter of 2025.

“Although we are confident in the visibility of free cash flow growth over the next two quarters, the visibility into the continued pace of growth in offshore activity throughout 2025 is more limited. We will be closely monitoring market dynamics in the coming months and look forward to providing updated thoughts around full-year 2025 in our next earnings press release. Global industry discussion on new vessel orders and reactivations, which popped up briefly over the summer, has dropped off significantly from that time due to the same limited visibility.

“Over the past several years, we have employed a contracting strategy appropriate for an improving market, emphasizing shorter-duration contracts, trading off longer-term contract coverage and higher utilization for the opportunity to push day rates and contract terms. This has proven to be a successful strategy, with our realized day rate now more than double our realized day rate at the beginning of 2022 when the offshore vessel recovery began. We believe this remains the correct contracting strategy as day rates have still not returned to a point at which newbuilding vessel activity makes economic sense, which is reflected in the continued record low newbuild OSV orderbook. The lack of newbuild activity combined with vessel attrition expected to occur over the coming years points to persistent longer-term vessel supply constraints.

“The outlook on the timing of the growth in offshore vessel activity has become uncertain recently due to concerns around slower acceleration in oil demand driven by lower-than-expected growth in China and geopolitical events as well as the growth in non-OPEC oil supply. We continue to believe that these concerns will clarify themselves in the coming months and that the longer-term outlook for Tidewater remains quite attractive. The world’s demand for energy of all types will continue to grow and the displacement rate from the growth of renewable energy sources appears to be lower than previously predicted. As such, hydrocarbon energy sources will remain a critical element of satisfying the world’s demand for energy and offshore hydrocarbons will increasingly fill this need. Our customers’ commitment to long cycle exploration and development programs is indicative of the long-term conviction in the role of offshore hydrocarbons in the global energy mix and underpins our outlook for consistently strong offshore vessel demand. Our customers have executed sizable drilling campaigns over the last few years and seem to be taking time to evaluate the outcomes of these projects before they proceed with incremental future activity. The improvements in demand for offshore vessels coming from subsea activities is very evident but it is not clear to what extent that will offset the expected pause in the growth of offshore drilling activity.

“Given our conviction around the positive and improving structural supply and demand fundamentals and Tidewater’s strong position in the offshore vessel industry, we believe that market inefficiencies will provide for opportunities to continue our past success in enhancing shareholder value as the long-term supply and demand fundamentals continue to develop in our favor.”

In addition to the number of outstanding shares, as of September 30, 2024, the Company also has the following in-the-money warrants.

Common shares outstanding	52,322,461
New Creditor Warrants (strike price $0.001 per common share)	76,175
GulfMark Creditor Warrants (strike price $0.01 per common share)	77,313
Total	52,475,949

Tidewater will hold a conference call to discuss results for the three months ending September 30, 2024 on November 8, 2024, at 8:00 a.m. Central Time. Investors and interested parties may listen to the earnings conference call via telephone by calling +1.800.715.9871 if calling from the U.S. or Canada (+1.647.932.3411 if calling from outside the U.S. or Canada) and provide Conference ID: 6513877 prior to the scheduled start time. A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com.

A replay of the conference call will be available beginning at 11:00 a.m. Central Time on November 8, 2024. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com.

About Tidewater

Tidewater owns and operates the largest fleet of offshore support vessels in the industry, with 65 years of experience supporting offshore energy exploration, production and offshore wind activities worldwide. To learn more, visit www.tdw.com.

Cautionary Statement

This news release contains “forward-looking statements” within the meaning of the U.S. federal securities laws – that is, any statements that are not historical facts. Such statements often contain words such as “expect,” “believe,” “think,” “anticipate,” “predict,” “plan,” “assume,” “estimate,” “forecast,” “target,” “projections,” “intend,” “should,” “will,” “shall” and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain and based on our management’s current expectations and beliefs concerning future developments and their potential impact on Tidewater Inc. and its subsidiaries (the “Company”).

These forward-looking statements involve risks and uncertainties that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; limited capital resources available to replenish our asset base as needed, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers based on industry expectations for offshore exploration, field development and production; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; the impact of regional or global public health crises or pandemics; the impact of potential information technology, cybersecurity or data security breaches; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; natural disasters or significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; increased global concern, regulation and scrutiny regarding climate change; increased stockholder activism; the potential liability for remedial actions or assessments under existing or future environmental regulations or litigation; the effects of asserted and unasserted claims and the extent of available insurance coverage; the resolution of pending legal proceedings; and other risks and uncertainties detailed in our most recent Form 10-K, Form 10-Qs and Form 8-Ks filed with or furnished to the SEC.

If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual results or outcomes may vary materially from those reflected in our forward-looking statements. Forward-looking and other statements in this presentation regarding our environmental, social and other sustainability plans, goals or activities are not an indication that these statements are necessarily material to investors or required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking environmental, social and sustainability-related statements may be based on standards still developing, internal controls and processes that we continue to evolve, and assumptions subject to change in the future. Statements in this release are made as of the date hereof, and the Company disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Financial information is displayed beginning on the next page.

The financial statements and supplementary information presented in this press release were not audited. This press release presents extracts from the Consolidated Balance Sheets at September 30, 2024 and December 31, 2023; the Consolidated Statements of Operations and Consolidated Statements of Equity for the three and nine months ended September 30, 2024 and 2023; and the Consolidated Statements of Cash Flows for the nine months ended September 30, 2024 and 2023. Extracts are drawn from the September 30, 2024 unaudited quarterly and year to date financial statements and the December 31, 2023 audited annual financial statements of Tidewater Inc. All per-share amounts are stated on a diluted basis.

TIDEWATER INC.

CONDENSED CONSOLIDATED INCOME STATEMENTS

(In Thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Revenues:
Vessel revenues	$338,485	$296,975	$994,174	$698,478
Other operating revenues	1,871	2,287	6,576	8,849
Total revenues	340,356	299,262	1,000,750	707,327
Costs and expenses:
Vessel operating costs	178,654	164,239	522,723	397,962
Costs of other operating revenues	901	1,481	2,867	3,005
General and administrative	28,471	21,001	80,129	70,559
Depreciation and amortization	62,435	57,730	178,150	121,164
Gain on asset dispositions, net	(51)	(863)	(13,090)	(4,483)
Total costs and expenses	270,410	243,588	770,779	588,207
Operating income	69,946	55,674	229,971	119,120
Other income (expense):
Foreign exchange gain (loss)	5,522	(2,149)	(939)	(3,620)
Equity in net earnings of unconsolidated companies	—	4	—	29
Interest income and other, net	1,028	568	3,686	3,488
Interest and other debt costs, net	(17,622)	(19,288)	(56,225)	(28,209)
Total other expense	(11,072)	(20,865)	(53,478)	(28,312)
Income before income taxes	58,874	34,809	176,493	90,808
Income tax expense	12,883	9,260	33,840	32,515
Net income	45,991	25,549	142,653	58,293
Less: Net loss attributable to noncontrolling interests	(380)	(650)	(1,098)	(1,228)
Net income attributable to Tidewater Inc.	$46,371	$26,199	$143,751	$59,521
Basic income per common share	$0.88	$0.50	$2.74	$1.16
Diluted income per common share	$0.87	$0.49	$2.70	$1.13
Weighted average common shares outstanding	52,490	52,230	52,498	51,235
Dilutive effect of warrants, restricted stock units and stock options	593	1,380	656	1,322
Adjusted weighted average common shares	53,083	53,610	53,154	52,557

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands, except share and par value data)

	September 30, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$280,840	$274,437
Restricted cash	7,259	1,241
Trade and other receivables, net of allowance for credit losses of $3,086 and $15,914 at September 30, 2024 and December 31, 2023, respectively	293,085	268,352
Marine operating supplies	26,670	31,933
Prepaid expenses and other current assets	18,117	15,172
Total current assets	625,971	591,135
Net properties and equipment	1,220,056	1,315,122
Deferred drydocking and survey costs	160,944	106,698
Indemnification assets	12,216	17,370
Other assets	27,944	32,449
Total assets	$2,047,131	$2,062,774

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$64,058	$44,931
Accrued expenses	117,878	125,590
Current portion of long-term debt	53,105	103,077
Other current liabilities	38,532	55,133
Total current liabilities	273,573	328,731
Long-term debt	597,352	631,361
Other liabilities	62,366	64,985

Commitments and contingencies

Equity:
Common stock of $0.001 par value, 125,000,000 shares authorized, 52,322,461 and 52,259,303 shares issued and outstanding at September 30, 2024 and December 31, 2023, respectively	52	52
Additional paid-in-capital	1,653,027	1,671,759
Accumulated deficit	(541,191)	(637,838)
Accumulated other comprehensive loss	4,592	5,266
Total stockholders' equity	1,116,480	1,039,239
Noncontrolling interests	(2,640)	(1,542)
Total equity	1,113,840	1,037,697
Total liabilities and equity	$2,047,131	$2,062,774

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In Thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Net income	$45,991	$25,549	$142,653	$58,293
Other comprehensive income (loss):
Unrealized gain (loss) on note receivable	130	(153)	283	(469)
Change in liability of pension plans	(600)	—	(957)	(3,694)
Total comprehensive income	$45,521	$25,396	$141,979	$54,130

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Thousands)

	Nine Months	Nine Months
	Ended	Ended
	September 30, 2024	September 30, 2023
Cash flows from operating activities:
Net income	$142,653	$58,293
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	117,430	85,989
Amortization of deferred drydocking and survey costs	60,720	35,175
Amortization of debt premiums and discounts	5,129	2,644
Amortization of below market contracts	(3,929)	(1,906)
Provision for deferred income taxes	56	69
Gain on asset dispositions, net	(13,090)	(4,483)
Gain on pension settlement	—	(1,807)
Stock-based compensation expense	9,795	7,247
Changes in assets and liabilities, net of effects of business acquisition:
Trade and other receivables	(24,733)	(92,684)
Accounts payable	19,127	18,237
Accrued expenses	(4,623)	14,231
Deferred drydocking and survey costs	(115,584)	(73,309)
Other, net	(10,405)	9,778
Net cash provided by operating activities	182,546	57,474
Cash flows from investing activities:
Proceeds from asset dispositions	14,868	9,604
Proceeds from sale of notes	2,208	—
Acquisitions, net of cash acquired	—	(594,191)
Additions to properties and equipment	(23,046)	(23,202)
Net cash used in investing activities	(5,970)	(607,789)
Cash flows from financing activities:
Exercise of warrants	—	111,483
Proceeds from issuance of shares	2	—
Issuance of long-term debt	—	575,000
Principal payments on long-term debt	(89,007)	—
Purchase of common stock	(46,639)	—
Acquisition of non-controlling interest in a majority owned subsidiary	—	(1,427)
Debt issuance costs	(193)	(14,758)
Share based awards reacquired to pay taxes	(28,528)	(5,899)
Net cash used in financing activities	(164,365)	664,399
Net change in cash, cash equivalents and restricted cash	12,211	114,084
Cash, cash equivalents and restricted cash at beginning of period	277,965	167,977
Cash, cash equivalents and restricted cash at end of period	$290,176	$282,061

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$54,081	$8,452
Income taxes	$45,641	$36,585
Supplemental disclosure of noncash investing activities:
Purchase of vessels	$—	$12,198
Supplemental disclosure of noncash financing activities:
Debt incurred for the purchase of vessels	$—	$12,198

Note:  Cash, cash equivalents and restricted cash at September 30, 2024 includes $2.1 million in long-term restricted cash, which is included in other assets in our consolidated balance sheet.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In Thousands)

	Three Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income	interest	Total
Balance at June 30, 2024	$52	$1,649,523	$(573,390)	$5,062	$(2,260)	$1,078,987
Total comprehensive income (loss)	—	—	46,371	(470)	(380)	45,521
Repurchase and retirement of common stock	—	—	(14,172)	—	—	(14,172)
Amortization of share-based awards	—	3,504	—	—	—	3,504
Balance at September 30, 2024	$52	$1,653,027	$(541,191)	$4,592	$(2,640)	$1,113,840

Balance at June 30, 2023	$51	$1,554,793	$(666,327)	$4,566	$(556)	$892,527
Total comprehensive income (loss)	—	—	26,199	(153)	(650)	25,396
Exercise of warrants into common stock	2	111,481	—	—	—	111,483
Amortization of share-based awards	—	2,118	—	—	—	2,118
Balance at September 30, 2023	$53	$1,668,392	$(640,128)	$4,413	$(1,206)	$1,031,524

	Nine Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at December 31, 2023	$52	$1,671,759	$(637,838)	$5,266	$(1,542)	$1,037,697
Total comprehensive income (loss)	—	—	143,751	(674)	(1,098)	141,979
Issuance of common stock	1	1	—	—	—	2
Repurchase and retirement of common stock	(1)	—	(47,104)	—	—	(47,105)
Amortization of share-based awards	—	(18,733)	—	—	—	(18,733)
Balance at September 30, 2024	$52	$1,653,027	$(541,191)	$4,592	$(2,640)	$1,113,840

Balance at December 31, 2022	$51	$1,556,990	$(699,649)	$8,576	$22	$865,990
Total comprehensive income (loss)	—	—	59,521	(4,163)	(1,228)	54,130
Exercise of warrants into common stock	2	111,481	—	—	—	111,483
Acquisition of non-controlling interest in a majority owned subsidiary	—	(1,427)	—	—	—	(1,427)
Amortization of share-based awards	—	1,348	—	—	—	1,348
Balance at September 30, 2023	$53	$1,668,392	$(640,128)	$4,413	$(1,206)	$1,031,524

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

(In Thousands)	Three Months Ended				Nine Months Ended
	September 30, 2024		September 30, 2023		September 30, 2024		September 30, 2023
Vessel revenues:
Americas	$64,606	19%	$70,717	24%	$201,689	20%	$168,780	24%
Asia Pacific	56,283	17%	38,994	13%	159,285	16%	83,603	12%
Middle East	36,947	11%	34,685	12%	111,415	11%	97,303	14%
Europe/Mediterranean	85,325	25%	78,929	26%	248,972	25%	149,474	21%
West Africa	95,324	28%	73,650	25%	272,813	28%	199,318	29%
Total vessel revenues	$338,485	100%	$296,975	100%	$994,174	100%	$698,478	100%
Vessel operating costs:
Crew costs	$107,708	32%	$97,286	32%	$316,291	32%	$231,936	33%
Repair and maintenance	25,554	8%	23,595	8%	71,645	7%	57,081	8%
Insurance	2,965	1%	2,359	1%	8,170	1%	6,532	1%
Fuel, lube and supplies	17,213	5%	17,770	6%	50,093	5%	45,283	7%
Other	25,214	7%	23,229	8%	76,524	8%	57,130	8%
Total vessel operating costs	178,654	53%	164,239	55%	522,723	53%	397,962	57%
Vessel operating margin (A)	$159,831	47%	$132,736	45%	$471,451	47%	$300,516	43%

Note (A): Vessel operating margin equals vessel revenues less vessel operating costs.

The company’s operating income (loss) and other components of income (loss) before income taxes and its related percentage of total revenues, were as follows:

(In Thousands)	Three Months Ended				Nine Months Ended
	September 30, 2024		September 30, 2023		September 30, 2024		September 30, 2023
Vessel operating profit:
Americas	$13,299	4%	$12,586	4%	$43,573	5%	$26,793	4%
Asia Pacific	15,292	4%	14,555	5%	47,070	5%	27,149	4%
Middle East	(900)	(0)%	(1,143)	(0)%	(1,213)	(0)%	(3,144)	(1)%
Europe/Mediterranean	12,363	4%	9,576	3%	42,249	4%	19,919	3%
West Africa	43,526	13%	28,392	10%	122,275	12%	71,087	10%
Other operating profit	970	0%	806	0%	3,709	0%	5,844	1%
	84,550	25%	64,772	22%	257,663	26%	147,648	21%

Corporate expenses (A)	(14,655)	(4)%	(9,961)	(3)%	(40,782)	(4)%	(33,011)	(5)%
Gain on asset dispositions, net	51	0%	863	0%	13,090	1%	4,483	1%
Operating income	$69,946	21%	$55,674	19%	$229,971	23%	$119,120	17%

Note (A):  General and administrative expenses for the three and nine months ended September 30, 2024 include stock-based compensation of $3.7 million and $9.8 million, respectively. General and administrative expenses for the three months and nine months ended September 30, 2023 include stock-based compensation of $2.4 million and $7.2 million, respectively. In addition, vessel operating and general and administrative costs for the three and nine months ended September 30, 2024, include $0.6 million and $1.3 million in acquisition, restructuring and integration related costs, respectively. Vessel operating and general and administrative costs for the three and nine months ended September 30, 2023, include $6.0 million and $8.7 million in one-time acquisition, restructuring and integration related costs, respectively.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS – QUARTERLY DATA

(In Thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
Revenues:
Vessel revenues	$338,485	$337,003	$318,686	$300,515	$296,975
Other operating revenues	1,871	2,227	2,478	2,143	2,287
Total revenues	340,356	339,230	321,164	302,658	299,262
Costs and expenses:
Vessel operating costs (A)	178,654	176,513	167,556	158,553	164,239
Costs of other operating revenue	901	816	1,150	1,337	1,481
General and administrative (A)	28,471	26,329	25,329	24,724	21,001
Depreciation and amortization	62,435	59,445	56,270	59,167	57,730
Gain on asset dispositions, net	(51)	(2,000)	(11,039)	(4,218)	(863)
Total operating costs and expenses	270,410	261,103	239,266	239,563	243,588
Operating income	69,946	78,127	81,898	63,095	55,674
Other income (expense):
Foreign exchange gain (loss)	5,522	(2,376)	(4,085)	2,250	(2,149)
Equity in net earnings (losses) of unconsolidated companies	—	5	(5)	10	4
Interest income and other, net	1,028	1,175	1,483	3,029	568
Interest and other debt costs, net	(17,622)	(19,127)	(19,476)	(20,263)	(19,288)
Total other expense	(11,072)	(20,323)	(22,083)	(14,974)	(20,865)
Income before income taxes	58,874	57,804	59,815	48,121	34,809
Income tax expense	12,883	7,887	13,070	10,793	9,260
Net income	45,991	49,917	46,745	37,328	25,549
Net loss attributable to noncontrolling interests	(380)	(437)	(281)	(336)	(650)
Net income attributable to Tidewater Inc.	$46,371	$50,354	$47,026	$37,664	$26,199
Basic income per common share	$0.88	$0.96	$0.90	$0.72	$0.50
Diluted income per common share	$0.87	$0.94	$0.89	$0.70	$0.49
Weighted average common shares outstanding	52,490	52,684	52,320	52,648	52,230
Dilutive effect of warrants, restricted stock units and stock options	593	663	580	1,351	1,380
Adjusted weighted average common shares	53,083	53,347	52,900	53,999	53,610

Vessel operating margin	$159,831	$160,490	$151,130	$141,962	$132,736

Note (A): Acquisition, restructuring and integration related costs	$581	$—	$709	$2,177	$6,079

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
ASSETS
Current assets:
Cash and cash equivalents	$280,840	$315,897	$280,853	$274,437	$275,070
Restricted cash	7,259	3,527	6,474	1,241	4,973
Trade and other receivables, net	293,085	280,498	285,968	268,352	250,671
Marine operating supplies	26,670	26,908	24,767	31,933	27,489
Assets held for sale	—	—	—	—	565
Prepaid expenses and other current assets	18,117	20,115	17,447	15,172	16,598
Total current assets	625,971	646,945	615,509	591,135	575,366
Net properties and equipment	1,220,056	1,253,583	1,286,618	1,315,122	1,348,001
Deferred drydocking and survey costs	160,944	148,657	128,639	106,698	99,215
Indemnification assets	12,216	10,920	16,642	17,370	18,648
Other assets	27,944	29,643	30,408	32,449	30,325
Total assets	$2,047,131	$2,089,748	$2,077,816	$2,062,774	$2,071,555

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$64,058	$60,740	$51,774	$44,931	$57,183
Accrued expenses	117,878	133,149	132,190	125,590	119,631
Current portion of long-term debt	53,105	102,993	103,009	103,077	102,369
Other current liabilities	38,532	43,342	52,164	55,133	53,301
Total current liabilities	273,573	340,224	339,137	328,731	332,484
Long-term debt	597,352	607,998	620,329	631,361	641,301
Other liabilities	62,366	62,539	63,197	64,985	66,246

Equity:
Common stock	52	52	53	52	53
Additional paid-in-capital	1,653,027	1,649,523	1,646,061	1,671,759	1,668,392
Accumulated deficit	(541,191)	(573,390)	(594,347)	(637,838)	(640,128)
Accumulated other comprehensive income	4,592	5,062	5,209	5,266	4,413
Total stockholders' equity	1,116,480	1,081,247	1,056,976	1,039,239	1,032,730
Noncontrolling interests	(2,640)	(2,260)	(1,823)	(1,542)	(1,206)
Total equity	1,113,840	1,078,987	1,055,153	1,037,697	1,031,524
Total liabilities and equity	$2,047,131	$2,089,748	$2,077,816	$2,062,774	$2,071,555

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS – QUARTERLY DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
Cash flows from operating activities:
Net income	$45,991	$49,917	$46,745	$37,328	$25,549
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	39,239	39,380	38,811	42,788	43,845
Amortization of deferred drydocking and survey costs	23,196	20,065	17,459	16,379	13,885
Amortization of debt premiums and discounts	1,536	1,779	1,814	1,975	1,802
Amortization of below market contracts	(1,073)	(1,650)	(1,206)	(1,894)	(1,906)
Provision (benefit) for deferred income taxes	24	(41)	73	23	35
Gain on asset dispositions, net	(51)	(2,000)	(11,039)	(4,218)	(863)
Gain on pension settlement	—	—	—	(506)	—
Stock-based compensation expense	3,569	3,460	2,766	3,508	2,496
Changes in assets and liabilities, net of effects of business acquisition:
Trade and other receivables	(12,587)	5,470	(17,616)	(17,072)	(54,765)
Accounts payable	3,318	8,966	6,843	(12,252)	(12,639)
Accrued expenses	(15,271)	4,048	6,600	5,841	27,775
Deferred drydocking and survey costs	(35,483)	(40,083)	(40,018)	(24,069)	(20,618)
Other, net	(3,272)	(10,666)	3,533	(600)	10,343
Net cash provided by operating activities	49,136	78,645	54,765	47,231	34,939
Cash flows from investing activities:
Proceeds from asset dispositions	51	2,354	12,463	5,902	945
Proceeds from sale of notes	1,506	702	—	—	—
Acquisitions, net of cash acquired	—	—	—	—	(594,191)
Additions to properties and equipment	(5,712)	(6,392)	(10,942)	(8,386)	(5,702)
Net cash provided by (used in) investing activities	(4,155)	(3,336)	1,521	(2,484)	(598,948)
Cash flows from financing activities:
Exercise of warrants	—	—	—	—	111,483
Proceeds from issuance of shares	—	2	—	—	—
Issuance of long-term debt	—	—	—	—	575,000
Principal payments on long-term debt	(62,500)	(14,007)	(12,500)	(13,677)	—
Purchase of common stock	(13,741)	(29,397)	(3,501)	(35,025)	—
Debt issuance costs	—	(58)	(135)	—	(14,758)
Share based awards reacquired to pay taxes	(65)	(1)	(28,462)	(141)	(378)
Net cash provided by (used in) financing activities	(76,306)	(43,461)	(44,598)	(48,843)	671,347
Net change in cash, cash equivalents and restricted cash	(31,325)	31,848	11,688	(4,096)	107,338
Cash, cash equivalents and restricted cash at beginning of period	321,501	289,653	277,965	282,061	174,723
Cash, cash equivalents and restricted cash at end of period	$290,176	$321,501	$289,653	$277,965	$282,061

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$23,535	$14,925	$15,621	$18,186	$606
Income taxes	$12,557	$17,481	$15,603	$7,295	$9,384
Supplemental disclosure of noncash investing activities:
Purchase of vessels	$—	$—	$—	$2,067	$27
Supplemental disclosure of noncash financing activities:
Debt incurred for purchase of vessels	$—	$—	$—	$3,037	$27

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
PSV > 900	$27,192	$31,400	$29,924	$28,714	$29,270
PSV < 900	26,926	28,010	24,531	28,143	28,886
AHTS > 16K	6,249	7,228	2,036	4,034	3,584
AHTS 8 - 16K	908	2,002	2,476	2,316	2,064
AHTS 4 - 8K	351	219	945	1,428	1,570
Other	2,980	4,283	4,029	3,790	5,343
Total	64,606	73,142	63,941	68,425	70,717
Asia Pacific fleet:
PSV > 900	19,535	21,578	23,210	19,485	20,159
PSV < 900	17,214	14,402	11,830	8,679	8,292
AHTS > 16K	12,358	7,815	4,555	3,759	3,271
AHTS 8 - 16K	4,640	7,874	4,507	4,706	5,287
AHTS 4 - 8K	2,182	1,269	1,576	1,601	1,582
Other	354	2,283	2,103	402	403
Total	56,283	55,221	47,781	38,632	38,994
Middle East fleet:
PSV > 900	1,387	1,359	1,365	1,378	1,088
PSV < 900	19,909	19,963	21,017	19,215	17,790
AHTS > 16K	—	(3)	287	1,178	1,196
AHTS 8 - 16K	3,450	3,163	2,397	3,094	3,420
AHTS 4 - 8K	12,201	12,054	12,866	13,207	11,191
Total	36,947	36,536	37,932	38,072	34,685
Europe/Mediterranean fleet:
PSV > 900	66,808	64,875	61,827	61,559	59,872
PSV < 900	13,679	13,290	14,126	15,356	14,039
AHTS > 16K	3,790	4,057	3,346	2,437	3,617
Other	1,048	1,044	1,082	1,391	1,401
Total	85,325	83,266	80,381	80,743	78,929
West Africa fleet:
PSV > 900	17,012	20,044	21,743	15,478	17,566
PSV < 900	41,367	32,601	31,812	31,893	26,396
AHTS > 16K	8,916	8,065	8,048	6,994	7,138
AHTS 8 - 16K	18,453	18,466	16,316	11,219	11,917
AHTS 4 - 8K	3,100	2,827	2,370	2,126	2,745
Other	6,476	6,835	8,362	6,933	7,888
Total	95,324	88,838	88,651	74,643	73,650
Worldwide fleet:
PSV > 900	131,934	139,256	138,069	126,614	127,955
PSV < 900	119,095	108,266	103,316	103,286	95,403
AHTS > 16K	31,313	27,162	18,272	18,402	18,806
AHTS 8 - 16K	27,451	31,505	25,696	21,335	22,688
AHTS 4 - 8K	17,834	16,369	17,757	18,362	17,088
Other	10,858	14,445	15,576	12,516	15,035
Total	$338,485	$337,003	$318,686	$300,515	$296,975

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
AVERAGE NUMBER OF VESSELS:

Americas fleet:
PSV > 900	10	11	11	12	12
PSV < 900	17	17	18	18	18
AHTS > 16K	2	2	2	2	2
AHTS 8 - 16K	1	2	2	2	2
AHTS 4 - 8K	2	2	2	2	2
Other	2	1	1	2	2
Total	34	35	36	38	38
Stacked vessels	—	—	(1)	(1)	(1)
Active vessels	34	35	35	37	37
Asia Pacific fleet:
PSV > 900	9	9	8	8	8
PSV < 900	5	5	5	5	4
AHTS > 16K	3	3	3	2	2
AHTS 8 - 16K	2	3	3	3	3
AHTS 4 - 8K	1	1	1	1	1
Other	—	1	1	—	—
Total	20	22	21	19	18
Stacked vessels	—	—	—	—	—
Active vessels	20	22	21	19	18
Middle East fleet:
PSV > 900	1	1	1	1	1
PSV < 900	20	20	20	20	20
AHTS > 16K	—	—	—	1	1
AHTS 8 - 16K	5	5	5	5	5
AHTS 4 - 8K	17	17	17	18	18
Total	43	43	43	45	45
Stacked vessels	—	—	—	—	—
Active vessels	43	43	43	45	45
Europe/Mediterranean fleet:
PSV > 900	40	39	40	39	38
PSV < 900	9	9	9	10	10
AHTS > 16K	2	2	2	2	2
Total	51	50	51	51	50
Stacked vessels	—	—	—	—	—
Active vessels	51	50	51	51	50
West Africa fleet:
PSV > 900	9	9	9	9	9
PSV < 900	19	19	19	19	19
AHTS > 16K	4	4	4	4	4
AHTS 8 - 16K	13	11	11	11	11
AHTS 4 - 8K	3	4	4	4	5
Other	20	20	21	21	24
Total	68	67	68	68	72
Stacked vessels	—	(1)	(1)	(1)	(3)
Active vessels	68	66	67	67	69
Worldwide fleet:
PSV > 900	69	69	69	69	68
PSV < 900	70	70	71	72	71
AHTS > 16K	11	11	11	11	11
AHTS 8 - 16K	21	21	21	21	21
AHTS 4 - 8K	23	24	24	25	26
Other	22	22	23	23	26
Total	216	217	219	221	223
Stacked vessels	—	(1)	(2)	(2)	(4)
Active vessels	216	216	217	219	219

Total active	216	216	217	219	219
Total stacked	—	1	2	2	4
Total	216	217	219	221	223

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
PSV > 900	920	960	1,001	1,104	1,095
PSV < 900	1,531	1,547	1,631	1,675	1,730
AHTS > 16K	184	182	182	184	184
AHTS 8 - 16K	92	182	182	184	184
AHTS 4 - 8K	184	182	182	184	184
Other	184	123	128	184	184
Total	3,095	3,176	3,306	3,515	3,561
Asia Pacific fleet:
PSV > 900	828	819	765	736	726
PSV < 900	460	455	455	454	358
AHTS > 16K	276	273	241	184	184
AHTS 8 - 16K	221	273	273	276	276
AHTS 4 - 8K	92	91	91	92	92
Other	—	59	54	—	—
Total	1,877	1,970	1,879	1,742	1,636
Middle East fleet:
PSV > 900	92	91	91	92	92
PSV < 900	1,840	1,820	1,820	1,840	1,840
AHTS > 16K	—	—	32	92	92
AHTS 8 - 16K	460	455	455	460	460
AHTS 4 - 8K	1,564	1,547	1,547	1,615	1,640
Total	3,956	3,913	3,945	4,099	4,124
Europe/Mediterranean fleet:
PSV > 900	3,680	3,590	3,603	3,588	3,492
PSV < 900	828	819	838	920	907
AHTS > 16K	184	182	182	184	184
Total	4,692	4,591	4,623	4,692	4,583
West Africa fleet:
PSV > 900	828	819	819	828	819
PSV < 900	1,781	1,729	1,729	1,735	1,744
AHTS > 16K	368	364	364	368	368
AHTS 8 - 16K	1,159	1,001	1,001	1,012	1,012
AHTS 4 - 8K	276	330	364	385	476
Other	1,840	1,820	1,875	1,899	2,184
Total	6,252	6,063	6,152	6,227	6,603
Worldwide fleet:
PSV > 900	6,348	6,279	6,279	6,348	6,224
PSV < 900	6,440	6,370	6,473	6,624	6,579
AHTS > 16K	1,012	1,001	1,001	1,012	1,012
AHTS 8 - 16K	1,932	1,911	1,911	1,932	1,932
AHTS 4 - 8K	2,116	2,150	2,184	2,276	2,392
Other	2,024	2,002	2,057	2,083	2,368
Total	19,872	19,713	19,905	20,275	20,507

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
PSV < 900	—	—	84	92	92
Total	—	—	84	92	92
West Africa fleet:
AHTS 4 - 8K	—	57	91	109	184
Other	—	—	—	16	103
Total	—	57	91	125	287
Worldwide fleet:
PSV < 900	—	—	84	92	92
AHTS 4 - 8K	—	57	91	109	184
Other	—	—	—	16	103
Total	—	57	175	217	379

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
PSV > 900	920	960	1,001	1,104	1,095
PSV < 900	1,531	1,547	1,547	1,583	1,638
AHTS > 16K	184	182	182	184	184
AHTS 8 - 16K	92	182	182	184	184
AHTS 4 - 8K	184	182	182	184	184
Other	184	123	128	184	184
Total	3,095	3,176	3,222	3,423	3,469
Asia Pacific fleet:
PSV > 900	828	819	765	736	726
PSV < 900	460	455	455	454	358
AHTS > 16K	276	273	241	184	184
AHTS 8 - 16K	221	273	273	276	276
AHTS 4 - 8K	92	91	91	92	92
Other	—	59	54	—	—
Total	1,877	1,970	1,879	1,742	1,636
Middle East fleet:
PSV > 900	92	91	91	92	92
PSV < 900	1,840	1,820	1,820	1,840	1,840
AHTS > 16K	—	—	32	92	92
AHTS 8 - 16K	460	455	455	460	460
AHTS 4 - 8K	1,564	1,547	1,547	1,615	1,640
Total	3,956	3,913	3,945	4,099	4,124
Europe/Mediterranean fleet:
PSV > 900	3,680	3,590	3,603	3,588	3,492
PSV < 900	828	819	838	920	907
AHTS > 16K	184	182	182	184	184
Total	4,692	4,591	4,623	4,692	4,583
West Africa fleet:
PSV > 900	828	819	819	828	819
PSV < 900	1,781	1,729	1,729	1,735	1,744
AHTS > 16K	368	364	364	368	368
AHTS 8 - 16K	1,159	1,001	1,001	1,012	1,012
AHTS 4 - 8K	276	273	273	276	292
Other	1,840	1,820	1,875	1,883	2,081
Total	6,252	6,006	6,061	6,102	6,316
Worldwide fleet:
PSV > 900	6,348	6,279	6,279	6,348	6,224
PSV < 900	6,440	6,370	6,389	6,532	6,487
AHTS > 16K	1,012	1,001	1,001	1,012	1,012
AHTS 8 - 16K	1,932	1,911	1,911	1,932	1,932
AHTS 4 - 8K	2,116	2,093	2,093	2,167	2,208
Other	2,024	2,002	2,057	2,067	2,265
Total	19,872	19,656	19,730	20,058	20,128

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
UTILIZATION - TOTAL FLEET:

Americas fleet:
PSV > 900	83.5%	92.2%	87.9%	77.2%	84.5%
PSV < 900	76.5	80.3	70.0	78.9	85.7
AHTS > 16K	83.9	99.1	33.4	59.0	54.7
AHTS 8 - 16K	76.4	58.6	80.2	74.0	65.4
AHTS 4 - 8K	23.4	14.2	59.7	93.7	97.8
Other	69.2	99.4	100.0	100.0	100.0
Total	75.4%	80.7%	74.5%	78.9%	84.1%
Asia Pacific fleet:
PSV > 900	63.2%	87.6%	93.7%	93.4%	97.3%
PSV < 900	91.7	96.3	86.3	92.3	99.0
AHTS > 16K	81.8	65.3	53.4	72.7	66.7
AHTS 8 - 16K	58.8	80.8	75.9	63.9	78.9
AHTS 4 - 8K	91.7	78.5	100.0	100.0	100.0
Other	—	77.9	76.8	—	—
Total	73.8%	84.9%	84.0%	86.6%	91.3%
Middle East fleet:
PSV > 900	100.0%	100.0%	100.0%	100.0%	90.2%
PSV < 900	85.0	88.0	95.3	88.6	82.8
AHTS > 16K	—	—	69.3	100.0	100.0
AHTS 8 - 16K	71.0	66.6	50.1	60.4	69.0
AHTS 4 - 8K	75.8	82.9	86.5	87.6	77.7
Total	80.1%	83.8%	86.6%	85.6%	79.8%
Europe/Mediterranean fleet:
PSV > 900	86.1%	87.4%	88.9%	91.4%	90.8%
PSV < 900	81.2	87.5	90.9	86.8	86.4
AHTS > 16K	52.0	46.4	34.1	53.2	63.3
Total	83.9%	85.8%	87.1%	89.0%	88.8%
West Africa fleet:
PSV > 900	66.0%	78.4%	86.9%	64.9%	88.5%
PSV < 900	80.0	79.2	82.6	95.4	85.1
AHTS > 16K	74.7	79.5	89.8	91.1	77.0
AHTS 8 - 16K	85.5	98.2	98.6	72.4	79.5
AHTS 4 - 8K	63.3	71.9	66.7	57.6	58.5
Other	49.6	49.5	55.9	56.9	50.0
Total	69.2%	72.9%	77.1%	73.3%	70.7%
Worldwide fleet:
PSV > 900	80.3%	87.1%	89.2%	85.8%	90.1%
PSV < 900	81.6	84.3	84.3	87.9	85.6
AHTS > 16K	74.2	73.2	60.0	75.8	70.7
AHTS 8 - 16K	78.6	84.4	82.0	68.5	75.6
AHTS 4 - 8K	70.3	75.2	81.6	83.5	76.3
Other	51.4	53.4	59.2	60.7	53.9
Total	76.2%	80.5%	81.5%	81.5%	80.5%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
UTILIZATION - ACTIVE FLEET:

Americas fleet:
PSV > 900	83.5%	92.2%	87.9%	77.2%	84.5%
PSV < 900	76.5	80.3	73.8	83.4	90.5
AHTS > 16K	83.9	99.1	33.4	59.0	54.7
AHTS 8 - 16K	76.4	58.6	80.2	74.0	65.4
AHTS 4 - 8K	23.4	14.2	59.7	93.7	97.8
Other	69.2	99.4	100.0	100.0	100.0
Total	75.4%	80.7%	76.5%	81.0%	86.3%
Asia Pacific fleet:
PSV > 900	63.2%	87.6%	93.7%	93.4%	97.3%
PSV < 900	91.7	96.3	86.3	92.3	99.0
AHTS > 16K	81.8	65.3	53.4	72.7	66.7
AHTS 8 - 16K	58.8	80.8	75.9	63.9	78.9
AHTS 4 - 8K	91.7	78.5	100.0	100.0	100.0
Other	—	77.9	76.8	—	—
Total	73.8%	84.9%	84.0%	86.6%	91.3%
Middle East fleet:
PSV > 900	100.0%	100.0%	100.0%	100.0%	90.2%
PSV < 900	85.0	88.0	95.3	88.6	82.8
AHTS > 16K	—	—	69.3	100.0	100.0
AHTS 8 - 16K	71.0	66.6	50.1	60.4	69.0
AHTS 4 - 8K	75.8	82.9	86.5	87.6	77.7
Total	80.1%	83.8%	86.6%	85.6%	79.8%
Europe/Mediterranean fleet:
PSV > 900	86.1%	87.4%	88.9%	91.4%	90.8%
PSV < 900	81.2	87.5	90.9	86.8	86.4
AHTS > 16K	52.0	46.4	34.1	53.2	63.3
Total	83.9%	85.8%	87.1%	89.0%	88.8%
West Africa fleet:
PSV > 900	66.0%	78.4%	86.9%	64.9%	88.5%
PSV < 900	80.0	79.2	82.6	95.4	85.1
AHTS > 16K	74.7	79.5	89.8	91.1	77.0
AHTS 8 - 16K	85.5	98.2	98.6	72.4	79.5
AHTS 4 - 8K	63.3	86.9	88.9	80.4	95.4
Other	49.6	49.5	55.9	57.4	52.5
Total	69.2%	73.6%	78.3%	74.8%	73.9%
Worldwide fleet:
PSV > 900	80.3%	87.1%	89.2%	85.8%	90.1%
PSV < 900	81.6	84.3	85.4	89.2	86.8
AHTS > 16K	74.2	73.2	60.0	75.8	70.7
AHTS 8 - 16K	78.6	84.4	82.0	68.5	75.6
AHTS 4 - 8K	70.3	77.2	85.1	87.7	82.6
Other	51.4	53.4	59.2	61.2	56.4
Total	76.2%	80.7%	82.3%	82.4%	82.1%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
PSV > 900	$35,404	$35,490	$34,015	$33,707	$31,648
PSV < 900	22,986	22,542	21,499	21,306	19,479
AHTS > 16K	40,478	40,088	33,490	37,174	35,598
AHTS 8 - 16K	12,925	18,771	16,964	16,997	17,157
AHTS 4 - 8K	8,167	8,453	8,703	8,285	8,717
Other	23,420	30,266	30,423	18,427	26,857
Total	27,676	28,317	25,894	24,524	23,495
Asia Pacific fleet:
PSV > 900	37,341	30,070	32,387	28,351	28,525
PSV < 900	40,805	32,875	30,122	20,703	23,380
AHTS > 16K	54,756	43,808	35,411	28,120	26,649
AHTS 8 - 16K	35,682	35,678	21,757	26,680	24,275
AHTS 4 - 8K	25,883	17,758	17,315	17,404	17,197
Other	—	43,350	43,703	—	—
Total	40,419	32,848	30,101	25,378	25,867
Middle East fleet:
PSV > 900	15,079	14,936	14,996	14,972	13,112
PSV < 900	12,730	12,466	12,115	11,785	11,677
AHTS > 16K	—	—	12,968	12,801	13,004
AHTS 8 - 16K	10,558	10,440	10,515	11,140	10,771
AHTS 4 - 8K	10,291	9,404	9,609	9,334	8,787
Total	11,661	11,148	11,108	10,855	10,544
Europe/Mediterranean fleet:
PSV > 900	21,092	20,686	19,294	18,771	18,879
PSV < 900	20,347	18,543	18,557	19,227	17,926
AHTS > 16K	39,597	47,999	53,966	24,899	31,048
Total	21,484	20,950	19,763	19,061	19,105
West Africa fleet:
PSV > 900	31,118	31,231	30,557	28,797	24,220
PSV < 900	29,031	23,818	22,287	19,271	17,781
AHTS > 16K	32,453	27,861	24,611	20,869	25,192
AHTS 8 - 16K	18,627	18,784	16,536	15,302	14,804
AHTS 4 - 8K	17,755	11,915	9,766	9,583	9,858
Other	7,096	7,587	7,975	6,415	7,217
Total	22,044	20,093	18,687	16,356	15,772
Worldwide fleet:
PSV > 900	25,883	25,452	24,640	23,240	22,804
PSV < 900	22,666	20,170	18,932	17,734	16,949
AHTS > 16K	41,721	37,073	30,423	23,985	26,293
AHTS 8 - 16K	18,087	19,527	16,390	16,120	15,533
AHTS 4 - 8K	11,990	10,127	9,969	9,658	9,368
Other	9,410	11,968	11,797	8,397	10,281
Total	$22,275	$21,130	$19,563	$18,066	$17,865

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023

Americas
Vessel revenues	$64,606	$73,142	$63,941	$68,425	$70,717

Vessel operating costs:
Crew costs	21,646	23,318	24,062	24,045	26,848
Repair and maintenance	5,227	5,645	4,534	3,846	5,588
Insurance	571	463	494	526	476
Fuel, lube and supplies	3,165	2,994	4,522	3,241	4,386
Other	5,921	5,747	5,928	5,172	5,924
Total vessel operating costs	36,530	38,167	39,540	36,830	43,222

Vessel operating margin ($)	28,076	34,975	24,401	31,595	27,495
Vessel operating margin (%)	43.5%	47.8%	38.2%	46.2%	38.9%

Americas - Select operating statistics
Average vessels - Total fleet	34	35	36	38	38
Utilization - Total fleet	75.4%	80.7%	74.5%	78.9%	84.1%

Average vessels - Active fleet	34	35	35	37	37
Utilization - Active fleet	75.4%	80.7%	76.5%	81.0%	86.3%

Average day rates	$27,676	$28,317	$25,894	$24,524	$23,495

Vessels commencing drydocks	4	3	7	3	3

Deferred drydocking and survey costs - beginning balance	$37,103	$31,698	$28,688	$29,684	$29,769
Cash paid for deferred drydocking and survey costs	5,009	9,190	8,014	5,025	4,658
Amortization of deferred drydocking and survey costs	(5,621)	(5,704)	(5,004)	(5,353)	(3,727)
Disposals, intersegment transfers and other	(2,679)	1,919	—	(668)	(1,016)
Deferred drydocking and survey costs - ending balance	$33,812	$37,103	$31,698	$28,688	$29,684

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023

Asia Pacific
Vessel revenues	$56,283	$55,221	$47,781	$38,632	$38,994

Vessel operating costs:
Crew costs	24,685	23,023	19,306	15,177	12,390
Repair and maintenance	3,834	3,092	2,769	2,977	2,969
Insurance	327	278	273	269	183
Fuel, lube and supplies	2,560	2,335	1,937	1,191	909
Other	2,396	2,968	2,491	2,045	2,380
Total vessel operating costs	33,802	31,696	26,776	21,659	18,831

Vessel operating margin ($)	22,481	23,525	21,005	16,973	20,163
Vessel operating margin (%)	39.9%	42.6%	44.0%	43.9%	51.7%

Asia Pacific - Select operating statistics
Average vessels - Total fleet	20	22	21	19	18
Utilization - Total fleet	73.8%	84.9%	84.0%	86.6%	91.3%

Average vessels - Active fleet	20	22	21	19	18
Utilization - Active fleet	73.8%	84.9%	84.0%	86.6%	91.3%

Average day rates	$40,419	$32,848	$30,101	$25,378	$25,867

Vessels commencing drydocks	2	2	3	—	—

Deferred drydocking and survey costs - beginning balance	$8,744	$8,376	$3,769	$3,595	$2,128
Cash paid for deferred drydocking and survey costs	4,069	1,602	4,734	(18)	84
Amortization of deferred drydocking and survey costs	(1,565)	(1,234)	(844)	(720)	(637)
Disposals, intersegment transfers and other	—	—	717	912	2,020
Deferred drydocking and survey costs - ending balance	$11,248	$8,744	$8,376	$3,769	$3,595

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023

Middle East
Vessel revenues	$36,947	$36,536	$37,932	$38,072	$34,685

Vessel operating costs:
Crew costs	13,071	13,540	13,270	13,716	13,914
Repair and maintenance	4,625	4,300	4,508	4,105	4,828
Insurance	510	464	420	501	385
Fuel, lube and supplies	2,842	2,274	2,304	2,610	3,142
Other	6,000	7,138	6,006	4,906	4,796
Total vessel operating costs	27,048	27,716	26,508	25,838	27,065

Vessel operating margin ($)	9,899	8,820	11,424	12,234	7,620
Vessel operating margin (%)	26.8%	24.1%	30.1%	32.1%	22.0%

Middle East - Select operating statistics
Average vessels - Total fleet	43	43	43	45	45
Utilization - Total fleet	80.1%	83.8%	86.6%	85.6%	79.8%

Average vessels - Active fleet	43	43	43	45	45
Utilization - Active fleet	80.1%	83.8%	86.6%	85.6%	79.8%

Average day rates	$11,661	$11,148	$11,108	$10,855	$10,544

Vessels commencing drydocks	4	3	11	3	4

Deferred drydocking and survey costs - beginning balance	$23,089	$23,690	$19,331	$21,153	$22,717
Cash paid for deferred drydocking and survey costs	4,764	2,737	7,520	1,360	3,234
Amortization of deferred drydocking and survey costs	(3,694)	(3,338)	(3,161)	(3,182)	(2,776)
Disposals, intersegment transfers and other	—	—	—	—	(2,022)
Deferred drydocking and survey costs - ending balance	$24,159	$23,089	$23,690	$19,331	$21,153

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023

Europe/Mediterranean
Vessel revenues	$85,325	$83,266	$80,381	$80,743	$78,929

Vessel operating costs:
Crew costs	28,818	27,085	26,282	25,848	26,632
Repair and maintenance	7,279	7,058	5,493	6,081	5,342
Insurance	827	761	756	791	689
Fuel, lube and supplies	3,924	3,461	4,094	3,717	4,033
Other	4,974	4,351	4,359	3,719	5,376
Total vessel operating costs	45,822	42,716	40,984	40,156	42,072

Vessel operating margin ($)	39,503	40,550	39,397	40,587	36,857
Vessel operating margin (%)	46.3%	48.7%	49.0%	50.3%	46.7%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	51	50	51	51	50
Utilization - Total fleet	83.9%	85.8%	87.1%	89.0%	88.8%

Average vessels - Active fleet	51	50	51	51	50
Utilization - Active fleet	83.9%	85.8%	87.1%	89.0%	88.8%

Average day rates	$21,484	$20,950	$19,763	$19,061	$19,105

Vessels commencing drydocks	8	8	16	5	5

Deferred drydocking and survey costs - beginning balance	$34,779	$27,260	$21,078	$16,256	$11,705
Cash paid for deferred drydocking and survey costs	12,225	11,584	10,876	7,580	6,733
Amortization of deferred drydocking and survey costs	(5,367)	(4,065)	(3,359)	(2,758)	(3,201)
Disposals, intersegment transfers and other	—	—	(1,335)	—	1,019
Deferred drydocking and survey costs - ending balance	$41,637	$34,779	$27,260	$21,078	$16,256

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023

West Africa
Vessel revenues	$95,324	$88,838	$88,651	$74,643	$73,650

Vessel operating costs:
Crew costs	19,488	19,265	19,432	18,751	17,502
Repair and maintenance	4,589	4,648	4,044	4,626	4,868
Insurance	730	659	637	678	626
Fuel, lube and supplies	4,722	4,498	4,461	4,506	5,300
Other	5,923	7,148	5,174	5,509	4,753
Total vessel operating costs	35,452	36,218	33,748	34,070	33,049

Vessel operating margin ($)	59,872	52,620	54,903	40,573	40,601
Vessel operating margin (%)	62.8%	59.2%	61.9%	54.4%	55.1%

West Africa - Select operating statistics
Average vessels - Total fleet	68	67	68	68	72
Utilization - Total fleet	69.2%	72.9%	77.1%	73.3%	70.7%

Average vessels - Active fleet	68	66	67	67	69
Utilization - Active fleet	69.2%	73.6%	78.3%	74.8%	73.9%

Average day rates	$22,044	$20,093	$18,687	$16,356	$15,772

Vessels commencing drydocks	5	4	7	7	7

Deferred drydocking and survey costs - beginning balance	$44,942	$37,615	$33,832	$28,527	$26,162
Cash paid for deferred drydocking and survey costs	9,416	14,970	8,874	10,121	5,909
Amortization of deferred drydocking and survey costs	(6,949)	(5,724)	(5,091)	(4,367)	(3,544)
Disposals, intersegment transfers and other	2,679	(1,919)	—	(449)	—
Deferred drydocking and survey costs - ending balance	$50,088	$44,942	$37,615	$33,832	$28,527

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023

Worldwide
Vessel revenues	$338,485	$337,003	$318,686	$300,515	$296,975

Vessel operating costs:
Crew costs	107,708	106,231	102,352	97,537	97,286
Repair and maintenance	25,554	24,743	21,348	21,635	23,595
Insurance	2,965	2,625	2,580	2,765	2,359
Fuel, lube and supplies	17,213	15,562	17,318	15,265	17,770
Other	25,214	27,352	23,958	21,351	23,229
Total vessel operating costs	178,654	176,513	167,556	158,553	164,239

Vessel operating margin ($)	159,831	160,490	151,130	141,962	132,736
Vessel operating margin (%)	47.2%	47.6%	47.4%	47.2%	44.7%

Worldwide - Select operating statistics
Average vessels - Total fleet	216	217	219	221	223
Utilization - Total fleet	76.2%	80.5%	81.5%	81.5%	80.5%

Average vessels - Active fleet	216	216	217	219	219
Utilization - Active fleet	76.2%	80.7%	82.3%	82.4%	82.1%

Average day rates	$22,275	$21,130	$19,563	$18,066	$17,865

Vessels commencing drydocks	23	20	44	18	19

Deferred drydocking and survey costs - beginning balance	$148,657	$128,639	$106,698	$99,215	$92,481
Cash paid for deferred drydocking and survey costs	35,483	40,083	40,018	24,068	20,618
Amortization of deferred drydocking and survey costs	(23,196)	(20,065)	(17,459)	(16,380)	(13,885)
Disposals, intersegment transfers and other	—	—	(618)	(205)	1
Deferred drydocking and survey costs - ending balance	$160,944	$148,657	$128,639	$106,698	$99,215

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023

Net income	$45,991	$49,917	$46,745	$37,328	$25,549

Interest and other debt costs	17,622	19,127	19,476	20,263	19,288
Income tax expense	12,883	7,887	13,070	10,793	9,260
Depreciation	39,239	39,380	38,811	42,788	43,845
Amortization of deferred drydock and survey costs	23,196	20,065	17,459	16,379	13,885
Amortization of below market contracts	(1,073)	(1,650)	(1,206)	(1,894)	(1,906)
EBITDA (A), (B), (C)	137,858	134,726	134,355	125,657	109,921

Non-cash indemnification assets credit (charge)	553	1,556	1,122	(70)	1,184
Non-cash stock compensation expense	3,569	3,460	2,766	3,508	2,496
Acquisition, restructuring and integration related costs	581	—	709	2,177	6,079
Adjusted EBITDA (A), (B), (C)	$142,561	$139,742	$138,952	$131,272	$119,680

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization of deferred drydock and below market contracts. Additionally, Adjusted EBITDA excludes non-cash indemnification assets charge included in interest income and other; non-cash stock-based compensation expense; and acquisition, restructuring and integration related costs.

Note (B):  EBITDA for the three months ended September 30, 2024, and for each of the prior four quarters includes non-cash stock-based compensation expense of $3,569, $3,460, $2,766, $3,508 and $2,496 respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended September 30, 2024, and for each of the prior four quarters includes foreign exchange gain (losses) of $5,522, $(2,376), $(4,085), $2,250 and $(2,149) respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission. We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges, non-cash indemnification asset charge, non-cash stock-based compensation expense and merger and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures. We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023

Net cash provided by operating activities (A)	$49,136	$78,645	$54,765	$47,231	$34,939

Cash interest expense	23,535	14,925	15,621	18,186	606
Interest income and other	(1,028)	(1,175)	(1,483)	(3,029)	(568)
Indemnification assets credit (charge)	(553)	(1,556)	(1,122)	70	(1,184)
Additions to property and equipment	(5,712)	(6,392)	(10,942)	(8,386)	(5,702)
Acquisitions	—	—	—	—	(594,191)
Expansion capital	55	66	71	1,034	594,252
	65,433	84,513	56,910	55,106	28,152

Proceeds from asset sales	1,557	3,056	12,463	5,902	945

Free cash flow	$66,990	$87,569	$69,373	$61,008	$29,097

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers. Free cash flow is determined from net cash provided by operating activities adjusted for capital expenditures, excluding expansion capital, proceeds from asset sales, cash interest expense and interest income. Free cash flow excludes indemnification assets charge included in interest income and other. Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A): Net cash provided by operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2024	2024	2024	2023	2023
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$(27,812)	$7,818	$(640)	$(24,083)	$(29,286)
Cash paid for deferred drydock and survey costs	(35,483)	(40,083)	(40,018)	(24,069)	(20,618)
Total uses of cash for changes in assets and liabilities	$(63,295)	$(32,265)	$(40,658)	$(48,152)	$(49,904)

Contacts

Tidewater Inc.

West Gotcher

Senior Vice President,

Strategy, Corporate Development and Investor Relations

+1.713.470.5285

SOURCE: Tidewater Inc.